Subsequent Events	12 Months Ended
Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events

Issuance of Class C Preferred Units

On April 2, 2019, we issued the Class C Preferred Units. See Note 10 for a further discussion.

Redemption of Class A Preferred Units

On April 5, 2019, we made a partial redemption of the Class A Preferred Units and on May 11, 2019, we redeemed the remaining outstanding Class A Preferred Units. See Note 10 for a further discussion. In connection with the redemption, Jared Parker resigned from the board of directors of our general partner.

Exercise of Warrants

On April 5, 2019, Oaktree exercised all of its remaining warrants to purchase common units. See Note 10 for a further discussion.

Issuance of 2026 Notes

On April 9, 2019, we issued the 2026 Notes. See Note 8 for a further discussion.

Acquisitions

On May 14, 2019, we entered into a definitive agreement with Mesquite Disposals Unlimited, LLC (“Mesquite”) to acquire all of its assets for approximately $892.5 million. Mesquite SWD Inc. will remain the operator of the Mesquite assets led by Mesquite’s current management team. The assets consist of a fully interconnected produced water pipeline transportation and disposal system in Eddy and Lea Counties, New Mexico, and Loving County, Texas. At closing, the Mesquite system is expected to have 35 saltwater disposal wells in total. The transaction is subject to certain regulatory and other customary closing conditions and is expected to close in July 2019.

On April 10, 2019, we acquired one saltwater disposal facility (including three saltwater disposal wells) for total consideration of approximately $53.0 million.

On April 3, 2019, we acquired land and two saltwater disposal wells for total consideration of approximately $13.0 million.

Dispositions

On January 3, 2020, we completed the sale of our Mid-Con business. The business was sold to a third-party whom purchased the inventory and open derivative positions and assumed the Partnership’s obligations under certain system storage agreements. The Partnership retained all of the outstanding accounts receivable and accounts payable balances associated with this business that related to transactions prior to the closing date. To facilitate the assignment of the system storage agreements, the Partnership paid $6.3 million. See Note 1 and Note 17 for a further discussion of the transaction.

On January 31, 2020, we paid Trajectory $41.7 million, which includes interest charges through the date of payment, related to the final working capital adjustment for the sale of TPSL. See Note 1 and Note 17 for a further discussion of the transaction.